[logo - American Funds(sm)]

The right choice for the long term(sm)

[cover: person, sitting on rocks, looking out onto harbor]


THE NEW ECONOMY FUND

What now? Perspectives from your fund's portfolio counselors

Annual report for the year ended November 30, 2001


The New Economy Fund(r)

The New Economy Fund(r) is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The New Economy Fund seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

RESULTS AT A GLANCE
Average annual compound returns (with all distributions reinvested)

                                     ONE YEAR                  LIFETIME

                                     12/1/00 - 11/30/01        12/1/83 - 11/30/01
The New Economy Fund                 -17.7%                    +13.7%
Lipper Multi-Cap Growth              -24.0                     +12.3
Fund Index/*//+/
Morgan Stanley Capital
International EAFE(r)
(Europe, Australasia,                -18.9                     +11.7
Far East) Index/+/
Russell 2500 Index/+/                +4.1                      +12.1
Standard & Poor's 500                -12.2                     +14.4
Composite Index/+/

/*/Lipper recently redefined its U.S. equity classifications to more accurately reflect a fund's portfolio holdings. The New Economy Fund is now classified in the Multi-Cap Growth category. Lipper averages do not include the effects of sales charges.
/+/Unmanaged

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2001 (the most recent calendar quarter):

                                              ONE YEAR        FIVE YEARS      TEN YEARS
CLASS A SHARES reflecting 5.75%
maximum sales charge
Average annual compound return                -               +9.59%          +12.05%
Total return                                  -22.10%         +58.07%         +212.10%

Results for other share classes can be found on page 28. Please refer to americanfunds.com for the most current investment results.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.



FELLOW SHAREHOLDERS:

Fiscal 2001 has proven to be a difficult year for The New Economy Fund. The collapse of the Internet bubble catalyzed prolonged declines in U.S. and global stock markets, led by declines in technology and telecommunications stocks. The United States and several other countries slipped into recession.

While the fund held up better than its peers, it was a disappointing year in terms of absolute returns. For the 12 months ended November 30, your fund declined 17.7% if, like most shareholders, you reinvested the $2.93 a share capital gain distribution paid in December 2000. This result bettered two of the three unmanaged benchmarks that we measure our results against. The Lipper Multi-Cap Growth Fund Index, which measures 30 growth funds representing a variety of market capitalizations, recorded a decline of 24.0%. The Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index, which measures all major markets outside North America, fell 18.9%. The third relative index, the Russell 2500 Index, a measure of small- and medium-capitalization U.S. stocks that is heavily weighted by non-technology companies, recorded a positive total return of 4.1%.

The widely reported Standard & Poor's 500 Composite Index, an unmanaged index that tracks relatively large companies listed primarily on U.S. exchanges, was down 12.2% for the period.


TECHNOLOGY STOCKS PROVE CHALLENGING

One difficult aspect of the year was in trying to assess the extent of the fallout caused by the bursting of the Internet bubble. While we largely avoided the dot-com companies that collapsed, precipitating the market's decline, we were surprised by the intensity and duration of the downturn experienced by companies on the Internet's periphery.

During the middle of the fiscal year we thought the stocks of many leading technology companies could be bought at reasonable values, so we began increasing our exposure to the sector. An example of this would be our purchase of a number of stocks in the semiconductor and semiconductor equipment businesses. These companies have been of interest to us for several years and have attractive long-term prospects because semiconductors are one of the engines that drive technology products. A year ago they made up about 5% of your fund's holdings; by the end of November, we had boosted positions to 12%. It appears we started making these purchases too soon.

The events of September 11 also affected us. In addition to being a profound human tragedy, the terrorist attacks caused a further short-term decline in the market.


INVESTING OUTSIDE THE UNITED STATES DIDN'T HELP

In Europe, many stocks declined due to a number of factors, including the slowdown of the European and U.S. economies and a weakening euro. Asian markets also suffered. Japan's economic climate deteriorated further, hurt by its troubled banking system, evaporating consumer confidence, a decline in the value of the yen, and deflation.

In this environment, many of The New Economy Fund's investments experienced declines. Among those hardest hit were the stocks of European technology and telecommunications companies - sectors that had provided us with solid returns in the past. At present, non-U.S. holdings represent 19.2% of fund assets compared with 24.8% a year ago. While we have trimmed back our global positions, we hope to find some attractive buying opportunities in the coming year.


A TIME OF OPPORTUNITY

While it's sometimes hard to see opportunity while experiencing a market downturn, we believe it is in periods such as these when good companies can be bought at reasonable values. Your fund holds positions in many strong companies that we feel will provide solid growth in the years ahead - and not only in the technology sectors. Insurance companies, such as American International Group and Berkshire Hathaway, will no doubt benefit from the hardening of property and casualty premium rates following the terrorist attacks of September 11. Carnival, a leading cruise line, is poised to rebound from the aftermath of the attacks along with other travel and leisure companies. And media companies - which have provided some of the strongest results for the fund in previous years - should bounce back from one of the worst advertising cycles since World War II.

[Begin Sidebar]
TEN LARGEST EQUITY HOLDINGS
Percent of net assets at the end of our fiscal year
(November 30, 2001)

Viacom                                     4.43%

AOL Time Warner                            3.47

Berkshire Hathaway                         3.19

American International Group               2.93

Clear Channel Communications               2.73

Concord EFS                                1.90

Carnival                                   1.75

Taiwan Semiconductor Manufacturing         1.69

Wells Fargo                                1.64

USA Networks                               1.60


[End Sidebar]
It is important, of course, that our investment professionals know these companies very well. Continuous, intensive research is a hallmark of our investment approach at American Funds, never more so than during difficult times such as these. We work hard to not only understand where a company is today but also where it will be in three to five years.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
Geographical distribution of net assets
as of November 30, 2001

                            Percent of

Country                     net assets

UNITED STATES               72.7%

NON-U.S.

Europe

Germany                     1.7

Netherlands                 1.6

Finland                     1.2

Sweden                      1.2

United Kingdom              1.1

Greece                      .8

Switzerland                 .7

Italy                       .5

Ireland                     .2

Luxembourg                  .1

Norway                      .1

Asia/Pacific

Taiwan                      2.0

Japan                       1.8

Australia                   1.0

China                       .6

Hong Kong                   .5

Philippines                 .2

Thailand                    .2

Singapore                   .1

Latin America & Canada

Mexico                      1.8

Canada                      1.5

Brazil                      .1

Polynational                .2

TOTAL NON-U.S.              19.2%

CASH & EQUIVALENTS          8.1%

Total                       100.0%


[End Sidebar]


FOCUSED ON THE FUTURE

It is helpful to remember that market declines are a natural part of the investment cycle. It is during periods such as these that long-term investment opportunities are created.

We will continue to work diligently to add value to The New Economy Fund's portfolio. To that end, we believe our long-term focus, thorough research, and attention to risk will keep us well positioned for the long term.

On the following pages, we invite you to hear from the portfolio counselors associated with The New Economy Fund as they reflect on the turbulence of the past 12 months and offer their perspectives about your fund's long-term outlook.

We look forward to reporting to you again in six months.

Cordially,

/s/Gordon Crawford
Gordon Crawford
Chairman of the Board

/s/ Timothy D. Armour
Timothy D. Armour
President

January 15, 2002


THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in The New Economy Fund's Class A shares grew between December 1, 1983 - when the fund began operations - and November 30, 2001, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $95,301 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average increase of 13.3% a year. The fund's year-by-year results appear under the chart.


[mountain chart]
AVERAGE ANNUAL COMPOUND RETURNS*
CLASS A SHARES
(for periods ended November 30, 2001)

One year      -22.41%
Five years    +8.90
Ten years     +13.02

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

Average annual compound return for 18 years:  13.3%/2/



                                                            Lipper            Consumer
                                         S&P 500            Growth            Price
Year Ended         New Economy           Composite          Fund              Index
November 30        Fund /1/,/2/          Index/1/           Index/1/,/3/      (inflation)/4/
1983               $9,425                $10,000            $10,000           $10,000
1984               9,485                 10,285             9,117             10,405
1985               13,144                13,273             11,474            10,771
1986               15,950                16,950             14,182            10,909
1987               15,093                16,140             13,143            11,403
1988               18,462                19,877             15,718            11,887
1989               25,269                26,011             21,465            12,441
1990               21,886                25,083             19,635            13,221
1991               26,413                30,205             24,951            13,617
1992               32,641                35,780             30,838            14,032
1993               42,631                39,384             34,947            14,407
1994               41,376                39,806             34,809            14,792
1995               50,984                54,516             47,089            15,178
1996               58,631                69,712             56,344            15,672
1997               71,317                89,623             67,444            15,958
1998               88,243                110,843            76,462            16,206
1999               125,047               134,015            107,933           16,630
2000               115,747               128,300            105,958           17,204
2001                95,301               112,672            80,512             -


Year Ended November 30           1984          1985          1986         1987         1988         1989          1990

Total Value
Dividends Reinvested             -             $199          140          367          315          421           566
Value at Year-End/2/             $9,485        13,144        15,950       15,093       18,462       25,269        21,886
NEF Total Return                 (5.2)%        38.6          21.3         (5.4)        22.3         36.9          (13.4)


Year Ended November 30           1991          1992          1993         1994         1995         1996          1997
Total Value
Dividends Reinvested             589           328           189          307          517          578           455
Value at Year-End/2/             26,413        32,641        42,631       41,376       50,984       58,631        71,317
NEF Total Return                 20.7          23.6          30.6         (2.9)        23.2         15.0          21.6


Year Ended November 30           1998          1999          2000         2001
Total Value
Dividends Reinvested             422           540           586          -
Value at Year-End/2/             88,243        125,047       115,747      95,301
NEF Total Return                 23.7          41.7          (7.4)        (17.7)


/1/All results are calculated with dividends and capital gains reinvested. /2/These figures, unlike those shown elsewhere in the report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes. As outlined in the prospectus, the sales charge is reduced for larger investments. /3/This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.


WHAT NOW?

[photo: silhouette of person walking along a beach]
[Begin Caption]
[photograph: Gordon Crawford]
Gordon Crawford
[photograph: Tim Armour]
Tim Armour
[photograph: Claudia Huntington]
Claudia Huntington
[photograph: Alwyn Heong]
Alwyn Heong
[End Caption]


PERSPECTIVES FROM THE NEW ECONOMY FUND'S PORTFOLIO COUNSELORS

The bursting of the Internet bubble wasn't the first time investors were burned by enthusiasm for a new technology. Nonetheless, since March 2000 more than $5 trillion in paper wealth has vanished, the U.S. economy has slipped into recession, and a global economic contraction has settled in. Investors may well be left wondering, "Is this downturn different?"

"It's only natural for investors to worry that this time the market may not bounce back at all," says Tim Armour, president of The New Economy Fund. "Every market decline has been different, but the one thing all of them have had in common is their eventual turnaround."

For nervous investors there is an important lesson in history: Having the patience to keep a long-term view has been a key ingredient for success over time. Like all American Funds, The New Economy Fund relies on a method of investing called the multiple portfolio counselor system - a unique strategy of professional management that, over the years, has tended to reinforce a patient, long-term approach, smoothing out the peaks and valleys of investing while fostering diversification, one of the most basic principles in investing. Assets are divided into five segments - the fund's four portfolio counselors each manage a segment and a group of research analysts manage the remaining one. It is a system that blends teamwork with individual accountability.

Recently, The New Economy Fund's portfolio counselors gathered to exchange their perspectives on this volatile year. Gordon Crawford is The New Economy Fund's chairman. Joining him were Tim Armour and counselors Claudia Huntington and Alwyn Heong. On average, these professionals have more than 22 years of investment experience. On the following pages, we invite you to hear from Gordon, Tim, Claudia, and Alwyn about the difficult environment we find ourselves in today as well as the possibilities they see on the horizon.

[Begin Caption]
photograph: Claudia Huntington]
Claudia Huntington, 26 years of experience
[End Caption]

[Begin Pull Quote]
"... it is important to keep in mind that long-term opportunities still exist." [End Pull Quote]


A DIFFICULT BACKDROP

GORDON: The New Economy Fund is, at its core, a growth fund. It invests in a lot of companies we think can grow rapidly over the next 10 years. This has been a very difficult time for growth companies - more than 20 months of a severe bear market. No matter what index you look at, if it measures the stocks of growth companies, it has experienced a decline. Declines in technology stocks have been the most painful of all. During the fund's fiscal year, the Nasdaq Composite Index, which is used as a proxy for these stocks, lost a substantial 26%. So it's been a very difficult period.

CLAUDIA: We are all cognizant of what a difficult year this has been - and of the fact that we're posting a pretty tough set of results. I believe we'll look back at the events prior to the Internet bubble bursting as a once-in-a-century phenomenon. Now that we're living through the aftermath of that heady time, it is important to keep in mind that long-term opportunities still exist.

[Begin Sidebar]
[line chart]
20 MONTHS OF TURBULENCE

                               EAFE              Nasdaq                S&P 500

9/30/99                        100               100                   100

10/29/99                       103.6290912       108.0210184           106.2539955

11/30/99                       107.1141068       121.4845457           108.2801902

12/31/99                       116.6210763       148.1818248           114.543541

1/31/00                        109.1059761       143.4858129           108.7120917

2/29/00                        111.9366068       171.0275439           106.5268574

3/31/00                        116.1656768       166.5172459           116.830124

4/28/00                        109.9447375       140.5839427           113.2314649

5/31/00                        107.1518889       123.8423835           110.7499805

6/30/00                        111.2258006       144.42385             113.4014189

7/31/00                        106.455188        137.1729979           111.5482966

8/31/00                        107.2717839       153.1720657           118.3191705

9/29/00                        101.941997        133.743846            111.9911125

10/31/00                       99.43075055       122.7033385           111.436813

11/30/00                       95.59763636       94.602281             102.5142278

12/29/00                       98.88769666       89.96271157           102.9297575

1/31/01                        98.81414761       100.9675328           106.4948936

2/28/01                        91.31970157       78.35777959           96.6664068

3/30/01                        85.01110792       67.01211874           90.45996726

4/30/01                        90.7418882        77.0617881            97.40859125

5/31/01                        87.27853426       76.85240481           97.90519997

6/29/01                        83.58697678       78.70043989           95.45645903

7/31/01                        82.03086037       73.81689341           94.42815935

8/31/01                        79.81028377       65.74380225           88.37452249

9/28/01                        71.62467822       54.57802896           81.15225696

10/31/01                       73.43872005       61.54776124           82.62103376

11/30/01                       76.0905175        70.30107496           88.83215093


[end chart]

Source: MSCI EAFE, the S&P 500 and Nasdaq indexes. Figures (indexed to 100) are in U.S. dollars and show price changes without dividends from 9/30/99 to 11/30/01. The indexes are unmanaged.
[End Sidebar]


ALWYN: I think the scope of The New Economy Fund is wide enough to offer investors a relatively balanced way to participate in growth opportunities going forward. I agree that we've had a tough year, but I also think the economy will resume its growth and we will be there to invest prudently in that growth.


THE NATURE OF THIS RECESSION

GORDON: It's tempting to attribute the slowing economy exclusively to the collapse of the Internet bubble, but that would be oversimplification. You must consider as a backdrop that we were coming off an unparalleled decade of robust economic activity in America. There had been a tremendous amount of spending on technology for Y2K, which helped to overheat the market. Layered on top of it all was the speculative excess of the Internet - manifested not only in the much-talked-about dot-coms, but also in many of the companies on the periphery. In the telecommunications industry, there was a historic binge of spending to accommodate the exploding growth of the Internet. It was also a time of enormous capital raising; equity and fixed-income offerings were floated by established telecom suppliers as well as new carriers around the world. Unfortunately, when the bubble burst, the down-cycle was broad, impacting virtually every area of technology, not just the Internet. Because technology is such an important part of the economy, I believe that's what finally tilted us into recession, but there were other catalysts as well. These included the Federal Reserve Board's raising of the federal funds rate in response to the excessive growth we had experienced prior to March 2000, and soaring prices for gasoline, heating oil, electricity, and natural gas in the summer and winter of that year.

TIM: In many ways, this was a classic boom and bust. Too much capital investment was made in technology; then, as the economy slowed, demand for technology just disappeared. Companies had built up their capacity to supply in order to accommodate anticipated rates of growth, resulting in overcapacity, something the economy is still working through. Lots of investors were scrambling to participate in the historic boom in technology stocks and, unfortunately, much of that investment is now worthless.

[Begin Pull Quote]
"I believe our technology - and Internet-related holdings ... will do very well over the next 10 years ..."
[End Pull Quote]

[Begin Caption]
[photograph: Gordon Crawford]
Gordon Crawford, 30 years of experience
[End Caption]

Up until a couple of years ago, most people would have considered 3% real GDP growth to be very healthy. We just blew through those numbers for a while, approaching 5% annual growth - a number that was, by most accounts, unsustainable without risking inflation. I agree with Gordy that the collapse of the technology market was a formative event for this economy. I would also count rising energy costs, which hit both consumers and businesses hard, among the reasons. Taking a long-term view of this economy, I would posit that the recession is in some ways good. It cleanses the system.

CLAUDIA: For me, our economy had become like a clock that was wound so tight it couldn't be wound anymore. Corporate productivity was skyrocketing, but it could only go up so far, so fast. At the same time, profit margins had been drifting down for more than five years. Consumers felt good because interest rates were down and their stocks were up. They spent and they borrowed, but they didn't save. Expectations were at very high levels. At some point if you turn the ratchet far enough, you simply can't turn it any farther. Eventually, an unwinding was bound to happen.

[Begin Sidebar]
U.S. QUARTERLY GDP GROWTH: THE PAST TWO YEARS
[bar chart]
4Q1999   8.29%
1Q2000   2.35%
2Q2000   5.69%
3Q2000   1.34%
4Q2000   1.91%
1Q2001   1.32%
2Q2001   0.31%
3Q2001  -1.33%
[end chart]
Source: Gross Domestic Product data, Bureau of Economic Analysis
[End Sidebar]


VOLATILITY AROUND THE WORLD

GORDON: Not only is the United States in recession, but Japan and Western Europe are as well, marking the first synchronized global recession since 1973-74. Global stock prices took a beating this year, first by rising energy prices and inflation fears, then by a slowdown in the U.S. economy. Of course, the tragic events of September 11 have introduced a lot of uncertainty into the economic outlook as well.

ALWYN: I think each of the three regions you mentioned is fairly weak. Globally, we are in a very tenuous position to absorb another unforeseen shock, whether that might be in interest rates or something else like oil. Japan is the world's second-largest economy, but the country's economic and political problems run deep, marked by increasing deflation and continuing structural problems in the banking system. In fact, Japan has been in and out of recession for more than a decade now. In Europe, there are a number of uncertainties. Questions remain about what position the European Central Bank will take on monetary policy once the complete changeover to the euro occurs early next year. Many Europeans expect a robust recovery in 2002, with substantial growth estimates forecasted. I think that is unrealistic.


REASSESSING THE EFFECTS OF SEPTEMBER 11

GORDON: We know the devastating events of September 11 in the short-term were massively disruptive to business and resulted in a higher risk premium on stocks.

TIM: The economy was in a very tenuous position prior to the terrorist attacks. The events of September 11 pushed the economy into negative growth decisively. Specific sectors slowed significantly, like the airline and travel industries. Fear and concern stopped consumers from spending. Businesses cut back, too. They hunkered down to let the shock of the tragedy pass through the system, intending, I believe, to reassess the business environment afterward. We are in that reassessment phase right now.

[Begin Caption]
[photograph: Alwyn Heong]
Alwyn Heong, 9 years of experience
[End Caption]

[Begin Pull Quote]
"The New Economy Fund is uniquely positioned to capture opportunities going forward $"
 [End Pull Quote]


CLAUDIA: I'd like to focus a bit on Gordy's point about risk premiums, because I think it's an important one. During the Internet bubble, the market treated many stocks as if they had very little risk, as evidenced by the high price-to-earnings multiples relative to long-term growth. For investors, I believe the events of September 11 catalyzed the notion that risk premiums should again be part of the investment decision. Price-to-earnings ratios are impacted by uncertainty. I believe higher risk premiums are likely to continue for some time.

Another thing to watch will be how the Federal Reserve manages monetary policy. After the terrorist attacks, it acted quickly by lowering the federal funds rate half a point when the markets reopened on September 17 and stated that it would be prepared to shore up the U.S. economy with continued easing. In fact, they did lower the rate further, making subsequent half-point cuts on October 2 and November 6 and a quarter-point cut on December 11. Time will tell how effective the cost of money can be in moving things forward.

[Begin Sidebar]
U.S. QUARTERLY NON-FARM PRODUCTIVITY GROWTH: THE PAST TWO YEARS
[bar chart]
4Q1999   3.05%
1Q2000   2.32%
2Q2000   4.38%
3Q2000   3.99%
4Q2000   2.61%
1Q2001   2.61%
2Q2001   1.46%
3Q2001   1.45%
[end chart]

Source: Non-farm productivity data, Bureau of Economic Analysis
[End Sidebar]


"NEW ECONOMY" REVISITED

GORDON: Let's talk about the objective of The New Economy Fund, which we put forth almost 20 years ago. It is to help our shareholders participate in the many investment opportunities created as our society becomes more and more focused on information and services. Unfortunately, the term "new economy" has become inextricably linked with the irrational exuberance of the stock market bubble we recently experienced. But it's a very different thing. The new economy was not the bubble; the stock market was the bubble.

This is reminiscent of what happened in the United Kingdom during the mid-1800s. A new technology - railroads - overly excited investors, resulting in a stock-market frenzy and an eventual bust. However, in the 50 years following the collapse, railroads did indeed transform Victorian England, and many sound investment opportunities sprung forth. The Internet as a transforming technology continues to grow at a very robust rate. More people are online than ever before, which means the Internet continues to influence how people consume information as well as products and services. It's not going away. Over the next 20 years, it will have a gigantic impact. I believe our technology- and Internet-related holdings in The New Economy Fund will do very well over the next 10 years off the bottom of this collapse.

TIM: I agree. Now is not the time to waiver from the fund's original objective. Despite what has happened in the technology sectors of the market over the past 20 months, The New Economy Fund still affords us the ability to invest in the most dynamic sectors of the economy. There is no doubt in my mind that these sectors will grow faster than traditional brick-and-mortar industries.

[Begin Pull Quote]
"Now is not the time to waiver from the fund's original objective." [End Pull Quote]

[Begin Caption]
[photograph: Tim Armour]
Tim Armour, 18 years of experience
[End Caption]


ALWYN: I think about the way I function today versus when I began my career in 1988. I see phenomenal efficiencies in the way information is distributed and in the speed at which it is distributed. These efficiencies have been remarkably beneficial to the economy as a whole in terms of productivity. The New Economy Fund is uniquely positioned to capture opportunities going forward that have been created by this productivity.

WELL-POSITIONED FOR THE FUTURE

GORDON: All of us who manage money for The New Economy Fund believe in the growth companies in which we invest. These service and information companies are still important to the new economy, and the new economy is undoubtedly still the growth engine of the world. We're not going back to the days when the cereal, plastics or automobile industries drove our economy. Certainly, we all feel awful about what's happened during the past 20 months, but we are also sanguine. The current downward cycle will work itself out and - assuming the world returns to some sense of normalcy - the next five years should be a very good period for The New Economy Fund.

TIM: For me, the key question coming out of this downturn will be, "What will our productivity growth look like?" For the past several years, technology has fueled productivity improvements. At what rate will we be able to maintain them? My sense is that some of the easy advances already have been made and that we will not return to the times of nearly 5% economic growth. That said, I think all of us have the strength of our convictions. I believe the tide will turn and that our research will help us capitalize on the very best opportunities for our shareholders. We have a whole team of research analysts who fulfill an important role in the fund. They add value because they each focus on a specific industry or type of company. They spend their time on the road talking to company officials, competitors, suppliers and creditors to get a well-rounded view of a company's prospects. It's crucial that we be close to the source of information to make effective investment decisions.

The New Economy Fund has seen a number of significant market corrections in its lifetime: the 1987 market crash, the bursting of the Japanese bubble in 1989, the Gulf War in 1990, the global economic crisis of 1998. In spite of them all, the fund's long-term record remains strong - a +13.7% average annual return for its lifetime.

CLAUDIA: The one thing I'm certain of is that the next decade will be radically different from the last. As investment professionals, we will have to know our companies very, very well because there will be a risk premium built into the market for quite some time. The good news is that the manner in which we have always managed our shareholders' assets - with a long-term focus based on thorough research and attention to risk - should keep us well-positioned for whatever the coming years may bring.

ALWYN: I think it bears repeating: We are experiencing the effects of one of the most irrational stock market bubbles in history. That requires all of us to focus on our investment fundamentals. No matter what has happened in the market this year, I have not changed the way I evaluate companies. I suspect that's true for all of my colleagues at American Funds as well. I've learned through experience that it is very difficult to predict when the market will peak or bottom out, so the best way I can add value for our shareholders is to stay true to the investment philosophy Claudia described. Over the years, this long-term focus has helped us weather market declines and benefit our shareholders.


The New Economy Fund
[pie chart]

                                                                           Percent
                                                                            of Net
Largest Holdings by Industry                                                Assets

Media                                                                        19.98%
Semiconductor Equipment & Products                                            12.03
Insurance                                                                     10.86
Commercial Services & Supplies                                                 6.16
Communications Equipment                                                       4.40
All Other Industries                                                          38.46
Cash & Equivalents                                                             8.11

Total                                                                       100.00%

[end chart]

The New Economy Fund

                                                                              Percent
                                                                               of Net
Ten Largest Equity Holdings                                                    Assets

Viacom                                                                           4.43%
AOL Time Warner                                                                   3.47
Berkshire Hathaway                                                                3.19
American International Group                                                      2.93
Clear Channel Communications                                                      2.73
Concord EFS                                                                       1.90
Carnival                                                                          1.75
Taiwan Semiconductor Manufacturing                                                1.69
Wells Fargo                                                                       1.64
USA Networks                                                                      1.60

The New Economy Fund
Investment Portfolio, November 30, 2001



                                                                                      Market  Percent
Equity Securities                                                                      Value   of Net
(common and preferred stocks)                                            Shares        (000)   Assets

MEDIA  -  19.98%
Viacom Inc., Class B, nonvoting  /1/                                   8,333,400   $  363,753    4.43%
AOL Time Warner Inc.  /1/                                              8,162,500      284,871     3.47
Clear Channel Communications, Inc.  /1/                                4,801,800      224,388     2.73
USA Networks, Inc.  /1/                                                5,850,000      131,683     1.60
Comcast Corp., Class A, special nonvoting                              2,272,900       86,370     1.05
 stock  /1/
News Corp. Ltd. (Australia)                                            3,715,838       28,447
News Corp. Ltd., preferred (ADR)                                         825,000       21,598
News Corp. Ltd., preferred                                             2,926,225       19,127
News Corp. Ltd. (ADR)                                                    500,000       15,350     1.03
KirchMedia GmbH & Co. KGaA, nonvoting                                  1,775,000       69,660      .85
 (Germany) /2//3/
Interpublic Group of Companies, Inc.                                   2,342,400       68,234      .83
Liberty Media Corp. (formerly AT&T Corp. Liberty                       4,050,000       53,258      .65
 Media Group), Class A  /1/
Fox Entertainment Group, Inc., Class A  /1/                            2,000,000       51,040      .62
Mediaset SpA (Italy) /2/                                               5,760,000       42,968      .52
Telewest Communications PLC (United                                   39,000,000       35,833      .44
 Kingdom) /1/
KirchPayTV GmbH & Co. KGaA, nonvoting                                  1,798,409       34,178      .42
 (Germany) /1//2//3/
Nippon Television Network Corp. (Japan)                                  100,610       24,332      .30
TMP Worldwide Inc.  /1/                                                  500,000       20,645      .25
Grupo Televisa, SA (ADR) (Mexico) /1/                                    345,000       11,971      .14
NTL Inc.  /1/                                                          6,000,000       11,100      .13
RTL Group (Luxembourg)                                                   263,000        9,299      .11
AVEX Inc. (Japan)                                                        225,000        7,124      .09
Walt Disney Co.                                                          275,300        5,635      .07
ProSieben SAT.1 Media AG, nonvoting                                      820,000        5,358      .06
 preferred (Germany)
Globo Cabo SA, preferred nominative (ADR)                              1,600,000        5,088      .06
 (Brazil) /1/
UnitedGlobalCom, Inc., Class A  /1/                                    2,450,000        3,430      .04
Adelphia Communications Corp., Class A  /1/                              100,000        2,511      .03
SET Satellite (Singapore) Pte. Ltd.                                      625,000        1,842      .02
 (India) /1//2//3/
Benpres Holdings Corp. (Philippines) /1/                             101,615,000        1,529      .02
United Pan-Europe Communications NV                                    2,029,600          908      .01
 (Netherlands) /1/
SET India Ltd. (India) /1//2//3/                                          31,400          866      .01


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  12.03%
Taiwan Semiconductor Manufacturing Co. Ltd.                           65,388,203      138,881     1.69
 (Taiwan) /1/
Applied Materials, Inc.  /1/                                           3,200,000      127,168     1.55
Texas Instruments Inc.                                                 3,590,000      115,060     1.40
Maxim Integrated Products, Inc. /1/                                    1,669,009       91,478     1.11
Microchip Technology Inc.  /1/                                         2,050,000       74,026      .90
KLA-Tencor Corp.  /1/                                                  1,110,000       55,755      .68
Xilinx, Inc.  /1/                                                      1,335,000       48,207      .59
PMC-Sierra, Inc.  /1/                                                  2,050,000       46,720      .57
Broadcom Corp., Class A  /1/                                           1,000,000       43,990      .54
Altera Corp.  /1/                                                      1,778,000       40,467      .49
Micrel, Inc.  /1/                                                      1,140,000       33,356      .41
Novellus Systems, Inc.  /1/                                              680,000       25,888      .31
Applied Micro Circuits Corp.  /1/                                      1,830,000       24,943      .30
Mediatek Inc. (Taiwan) /2/                                             1,400,000       16,497
Mediatek Inc.                                                            600,000        7,070      .29
Linear Technology Corp.                                                  500,000       20,515      .25
Agere Systems Inc., Class A  /1/                                       3,094,038       15,965      .19
Rohm Co., Ltd. (Japan)                                                   107,000       14,541      .18
Teradyne, Inc. /1/                                                       450,000       12,537      .15
Dialog Semiconductor PLC (United Kingdom) /1/                          2,200,000       12,406      .15
Velio Communications, Inc., Series D,                                  1,258,242        9,733
 convertible preferred /1//2//3/
Velio Communications, Inc., Series E,                                    219,780        1,700      .14
 convertible preferred /1//2//3/
Nikon Corp. (Japan)                                                      700,000        6,279      .08
Tokyo Electron Ltd. (Japan)                                              100,000        5,309      .06


INSURANCE  -  10.86%
Berkshire Hathaway Inc., Class A  /1/                                      3,750      262,500     3.19
American International Group, Inc. (acquired                           2,926,797      241,168     2.93
 American General Corp.)
XL Capital Ltd., Class A                                               1,187,900      110,451     1.35
Manulife Financial Corp. (Canada)                                      2,500,000       69,000      .84
Fairfax Financial Holdings Ltd. (Canada) /1/                             281,000       33,047      .40
HCC Insurance Holdings, Inc.                                           1,176,700       32,077      .39
Allmerica Financial Corp.                                                650,000       27,879      .34
21st Century Insurance Group                                           1,407,300       25,528      .31
Mercury General Corp.                                                    550,000       24,063      .29
PartnerRe Holdings Ltd. (multinational)                                  353,900       18,226      .22
Allstate Corp.                                                           500,000       17,120      .21
Allianz AG (Germany)                                                      50,000       11,771      .14
Munchener Ruckversicherungs-Gesellschaft AG                               41,000       11,065      .14
 (Germany)
MGIC Investment Corp.                                                    150,000        8,783      .11


COMMERCIAL SERVICES & SUPPLIES  -  6.16%
Concord EFS, Inc.  /1/                                                 5,200,000      155,792     1.90
Allied Waste Industries, Inc.  /1/                                     5,861,200       69,397      .84
Ceridian Corp.  /1/                                                    3,462,500       63,364      .77
Paychex, Inc.                                                          1,125,000       39,386      .48
Robert Half International Inc.  /1/                                    1,400,000       37,730      .46
Adecco SA (Switzerland)                                                  480,000       24,848      .30
Securitas AB, Class B (Sweden)                                         1,302,000       23,283      .28
Sabre Holdings Corp., Class A  /1/                                       600,000       20,814      .25
Arbitron Inc.  /1/                                                       670,520       20,142      .25
Hays PLC (United Kingdom)                                              5,211,634       15,071      .18
Apollo Group, Inc., Class A  /1/                                         276,800       12,423      .15
Michael Page International PLC (United Kingdom)                        4,800,000       11,522      .14
DeVry Inc.  /1/                                                          300,000        7,797      .10
Weight Watchers International, Inc.  /1/                                 132,500        4,526      .06


COMMUNICATIONS EQUIPMENT  -  4.40%
Nokia Corp., Class A (ADR) (Finland)                                   3,830,000       88,128
Nokia Corp., Class A                                                     420,000        9,812     1.19
Cisco Systems, Inc.  /1/                                               4,329,200       88,489     1.08
Telefonaktiebolaget LM Ericsson,                                       6,400,000       35,446
 Class B (Sweden)
Telefonaktiebolaget LM Ericsson, Class B (ADR)                         3,000,000       16,380      .63
Crown Castle International Corp.  /1/                                  3,290,000       35,828      .44
Corning Inc.                                                           2,800,000       26,404      .32
JDS Uniphase Corp.  /1/                                                2,100,000       21,168      .26
Lucent Technologies Inc., 8.00%                                           17,010       19,170      .23
 convertible preferred 2031 /1//2/
Juniper Networks, Inc. /1/                                               501,500       12,327      .15
Black Box Corp. /1/                                                      116,000        6,107      .07
Datacraft Asia Ltd (Singapore)                                           926,000        2,019      .03


WIRELESS TELECOMMUNICATION SERVICES  -  4.08%
COSMOTE Mobile Telecommunications SA (Greece)                          5,700,000       60,715      .74
America Movil SA de CV, Series L (ADR) (Mexico)                        3,303,920       57,323      .70
Western Wireless Corp., Class A  /1/                                   2,210,800       54,319      .66
Nextel Communications, Inc., Class A  /1/                              3,655,000       39,145      .47
AT&T Wireless Services, Inc.  /1/                                      2,313,980       32,326      .39
China Mobile (Hong Kong) Ltd. (China) /1/                              7,416,000       26,294      .32
China Unicom Ltd. (China) /1/                                         21,204,900       24,200      .29
NTT DoCoMo, Inc. (Japan)                                                   1,303       17,031      .21
Dobson Communications Corp., Class A  /1/                              1,266,800       12,060      .15
Nuevo Grupo Iusacell, SA de CV, Series V (ADR)                         3,323,157        9,803      .12
 (Mexico) /1/
Tele Celular Sul Participacoes SA, preferred                             165,300        2,248      .03
 nominative (ADR) (Brazil)


DIVERSIFIED FINANCIALS  -  3.53%
Freddie Mac                                                            1,775,000      117,452     1.43
ING Groep NV (Netherlands)                                             3,699,880       96,703     1.18
ORIX Corp. (Japan)                                                       250,000       24,050      .29
Fannie Mae                                                               200,000       15,720      .19
American Capital Strategies, Ltd.                                        500,000       13,890      .17
Capital One Financial Corp.                                              200,000       10,006      .12
 nominative (ADR) (Brazil)                                            58,667,320        7,598      .09
Providian Financial Corp.                                              1,786,800        4,771      .06


INTERNET SOFTWARE & SERVICES  -  3.32%
Yahoo Inc.  /1/                                                        6,248,900       97,295     1.18
CNET Networks, Inc.  /1/                                               5,500,000       41,195      .50
Retek Inc.  /1/                                                          750,038       21,414      .26
SmartForce PLC (ADR) (Ireland) /1/                                       805,800       17,961      .22
VeriSign, Inc.  /1/                                                      450,000       16,812      .20
DoubleClick Inc.  /1/                                                  1,850,000       16,724      .20
MatrixOne, Inc.  /1/                                                   1,850,500       15,285      .19
America Online Latin America, Inc.,                                    2,637,700       12,872      .16
 Class A  /1/
Travelocity.com Inc.  /1/                                                500,000       10,660      .13
Homestore.com, Inc.  /1/                                               2,200,000        8,052      .10
ProAct Technologies Corp., Series C,                                   3,500,000        7,000      .09
 convertible preferred /1//2//3/
DigitalThink, Inc.  /1/                                                  297,500        2,505      .03
Loudcloud, Inc. /1//2/                                                   600,000        2,070      .02
Ubizen (Belgium) /1/                                                     520,000        1,862      .02
VIA NET.WORKS, Inc. /1/                                                1,616,700        1,471      .02


SOFTWARE  -  3.17%
Microsoft Corp.  /1/                                                   1,340,000       86,041     1.05
Intuit Inc.  /1/                                                       1,540,000       67,606      .82
Documentum, Inc.  /1/                                                  1,300,000       24,570      .30
Siebel Systems, Inc.  /1/                                              1,090,000       24,362      .30
HNC Software Inc.  /1/                                                 1,000,000       21,500      .26
BEA Systems, Inc. /1/                                                    700,000       11,753      .14
i2 Technologies, Inc.  /1/                                             1,643,300        9,433      .12
VERITAS Software Corp.  /1/                                              170,000        6,611      .08
MMC AS (Norway) /1//2//3/                                              2,500,000        3,642      .04
InterTrust Technologies Corp.  /1/                                     2,000,000        2,240      .03
Stonesoft Oyj (Finland) /1/                                              900,000        1,845      .02
Baltimore Technologies PLC (United                                     3,370,000          960      .01
 Kingdom) /1/


MULTILINE RETAIL  -  3.04%
Dollar General Corp.                                                   7,475,000      100,913     1.23
Kohl's Corp.  /1/                                                      1,430,000       97,026     1.18
Big Lots, Inc.  /1/                                                    2,993,750       28,141      .34
Wal-Mart de Mexico, SA de CV, Series V                                 9,800,000       23,726      .29
 (Mexico)


HOTELS, RESTAURANTS & LEISURE  -  3.04%
Carnival Corp.                                                         5,500,000      143,605     1.75
MGM Mirage, Inc.  /1/                                                  3,000,000       79,050      .96
McDonald's Corp.                                                       1,010,000       27,108      .33


SPECIALTY RETAIL  -  2.80%
Lowe's Companies, Inc.                                                 1,900,000       86,089     1.05
Michaels Stores, Inc.  /1/                                             2,000,000       60,100      .73
Gap, Inc.                                                              3,930,000       51,994      .63
Office Depot, Inc.  /1/                                                2,000,000       32,300      .39


BANKS  -  2.54%
Wells Fargo & Co.                                                      3,150,000      134,820     1.64
Bank of America Corp.                                                    600,000       36,828      .45
Sumitomo Mitsui Banking Corp. (merged with                             3,015,000       16,399      .20
 Sakura Finance (Bermuda) Trust) (Japan)
Bangkok Bank PCL (Thailand) /1/                                       11,500,000       12,509      .15
Bank of the Philippine Islands (Philippines)                           8,250,000        8,194      .10



DIVERSIFIED TELECOMMUNICATION SERVICES  - 1.90%
AT&T Corp.                                                             3,775,000       66,025      .80
Telefonos de Mexico, SA de CV, Class L (ADR)                           1,515,000       50,768      .62
 (Mexico)
Swisscom AG (Switzerland)                                                120,126       32,775      .40
Williams Communications Group, Inc.,                                   2,813,141        6,864      .08
 Class A  /1/


ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.41%
SCI Systems, Inc. /1/                                                  1,000,000       28,650      .35
Trimble Navigation Ltd. /1/                                            1,160,000       19,581      .24
Jabil Circuit, Inc.  /1/                                                 737,000       19,383      .23
DDi Corp.  /1/                                                         1,300,000       14,300      .17
Micronic Laser Systems AB (Sweden) /1/                                   777,500       10,838      .13
Sanmina Corp.  /1/                                                       450,000        9,630      .12
Flextronics International Ltd. (Singapore) /1/                           348,500        8,713      .11
Hon Hai Precision Industry Co., Ltd. (Taiwan)                          1,216,800        5,133      .06


AIR FREIGHT & COURIERS  -  1.23%
United Parcel Service, Inc., Class B                                     981,000       55,152      .67
FedEx Corp.  /1/                                                       1,000,000       45,860      .56


COMPUTERS & PERIPHERALS  -  1.13%
International Business Machines Corp.                                    188,000       21,731      .27
Compaq Computer Corp.                                                  1,750,000       17,763      .22
EMC Corp.  /1/                                                         1,000,000       16,790      .20
Psion PLC (United Kingdom)                                            10,275,000       13,759      .17
C Technologies AB (Sweden) /1/                                         3,425,020       11,574      .14
Hewlett-Packard Co.                                                      500,000       10,995      .13
Novatel Wireless, Inc., Series C, warrants,                              119,904            -        -
 expire 2004  /1//2//3/


IT CONSULTING & SERVICES  -  1.09%
Titan Corp.  /1/                                                       2,600,000       67,912      .83
Electronic Data Systems Corp.                                            250,000       17,305      .21
AU-System AB (Sweden) /1/                                              4,380,000        4,050      .05


INTERNET & CATALOG RETAIL  -  0.87%
eBay Inc.  /1/                                                           590,000       40,161      .49
Ticketmaster, Class B  /1/                                             1,970,000       31,678      .38


FOOD & DRUG RETAILING  -  0.80%
Koninklijke Ahold NV (Netherlands)                                     1,219,900       36,034      .44
Walgreen Co.                                                             890,000       29,370      .36


HEALTH CARE PROVIDERS & SERVICES  - 0.76%
Service Corp. International  /1/                                      10,708,200       62,857      .76


AIRLINES  -  0.60%
Southwest Airlines Co.                                                 2,360,750       44,264      .54
Deutsche Lufthansa AG (Germany)                                          400,000        5,245      .06


MULTI-UTILITIES  -  0.48%
Williams Companies, Inc.                                               1,477,600       39,481      .48


ENERGY EQUIPMENT & SERVICES  -  0.46%
Schlumberger Ltd.                                                        785,000       37,688      .46


DISTRIBUTORS  -  0.39%
Li & Fung Ltd. (Hong Kong)                                            28,456,000       31,745      .39


HOUSEHOLD DURABLES  -  0.28%
Nintendo Co., Ltd. (Japan)                                               133,600       23,048      .28


OTHER INDUSTRIES  -  0.19%
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                              546,000        5,284      .06
Regus PLC (United Kingdom) /1/                                         5,967,800        3,740      .05
NRG Energy, Inc.  /1/                                                    200,000        3,384      .04
Manila Electric Co., Class A (GDR)                                     1,860,000        3,262      .04
 (Philippines) /1//2//3/
Nanovation Technologies, Inc., Class A,                                  267,000            3      .00
 convertible preferred /1//2//3/


MISCELLANEOUS  -  1.00%
Other equity securities in initial period                                              82,063     1.00
 of acquisition


TOTAL EQUITY SECURITIES (cost: $8,072,480,000)                                      7,523,993    91.54



                                                                      Principal       Market  Percent
                                                                         Amount        Value   of Net
Bonds and Notes                                                           (000)        (000)   Assets

WIRELESS TELECOMMUNICATION SERVICES  -  0.35%
Nextel Communications, Inc.: /4/
0%/9.95% 2008                                                        $    27,890       20,499
0%/10.65% 2007                                                             9,800        7,889      .35

TOTAL BONDS AND NOTES (cost: $23,759,000)                                              28,388      .35



                                                                      Principal       Market  Percent
                                                                         Amount        Value   of Net
Short-Term Securities                                                     (000)        (000)   Assets

Federal Agency Discount Notes  -  4.73%
Fannie Mae 1.83%-3.62% due 12/6/2001-1/31/2002                       $   170,000      169,740     2.06
Federal Home Loan Banks 1.95%-3.63% due                                  140,000      139,624     1.70
 12/5/2001-4/15/2002
Freddie Mac 1.92%-3.31% due 12/4/2001-2/27/2002                           79,600       79,477      .97


Corporate Short-Term Notes - 3.50%
Park Avenue Receivables Corp. 2.00%-2.32%                                 30,000       29,929
 due 12/13/2001-1/15/2002 /2/
J.P. Morgan Chase & Co. 2.00%-2.21% due                                   23,000       22,977      .64
 12/13/2001-1/17/2002
Triple-A One Funding Corp. 2.00%-2.32%                                    37,000       36,981      .45
 due 12/7-12/13/2001 /2/
Equilon Enterprises LLC 2.35% due 12/3/2001                               25,000       24,995      .31
Procter & Gamble Co. 1.99% due 12/19/2001 /2/                             25,000       24,974      .31
Kimberly-Clark Worldwide Inc. 2.20% due                                   25,000       24,969      .30
 12/20/2001 /2/
Estee Lauder Companies Inc. 2.02%-2.30% due                               25,000       24,969      .30
 12/13/2001-1/9/2002 /2/
Coca-Cola Co. 1.89%-1.98% due                                             24,500       24,461      .30
 12/18/2001-1/18/2002
American General Finance Corp. 1.98%-2.35%                                20,000       19,986      .24
 due 12/10-12/13/2001
Ciesco LP 1.97%-2.21% due 12/7/2001-1/8/2002                              20,000       19,974      .24
SBC Communications Inc. 1.95%-2.34% due                                   20,000       19,957      .24
 12/13/2001-1/10/2002 /2/
Wells Fargo & Co. 2.01%-2.35% due                                         10,600       10,592      .13
 12/10-12/14/2001
H.J. Heinz Co. 2.18% due 12/6/2001 /2/                                     3,200        3,199      .04


Non-U.S. Currency  -  0.03%
New Taiwanese Dollar                                                 NT$  74,549        2,169      .03

TOTAL SHORT-TERM SECURITIES (cost: $679,019,000)                                      678,973     8.26
TOTAL INVESTMENT SECURITIES (cost: $8,775,258,000)                                  8,231,354   100.15
Excess of payables over cash and receivables                                           12,333      .15

NET ASSETS                                                                         $8,219,021  100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement transaction;
 resale may be limited to qualified
 institutional buyers; resale to public
 may require registration.
/3/ Valued under procedures established by
 the Board of Trustees.
/4/ Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent
 Auditors' Report.


See Notes to Financial Statements.

The New Economy Fund
Equity securities appearing in the portfolio since May 31, 2001

Allianz
Allstate
Arbitron
AT&T Wireless Services
AU-System
Capital One Financial
Cisco Systems
COSMOTE Mobile Telecommunications
eBay
EMC
JDS Uniphase
Koninklijke Ahold
Lucent Technologies
Mediatek
Micronic Laser Systems
Munchener Ruckversicherungs
Novellus Systems
Office Depot
Teradyne
Tokyo Electron
Travelocity.com
Wal-Mart de Mexico
Weight Watchers International


Equity securities eliminated from the portfolio since May 31, 2001

Affiliated Computer Services
Airtours
Alloy Online
Australia and New Zealand Banking Group
AutoZone
Barnes & Noble
Brinker International
Cardinal Health
CenturyTel
Check Point Software Technologies
Chris-Craft Industries
Computer Sciences
Cox Communications
Elcor
Electronics for Imaging
Equinix
Focal Communications
Gemplus International
Hang Seng Bank
Harrah's Entertainment
Macrovision
Midas
Oracle
Palm
Pitney Bowes
Power Integrations
Progressive
Promotora de Informaciones
Redback Networks
RSA Security
Samsung Electro-Mechanics
Samsung Electronics
SBC Communications
Sensormatic Electronics
Sprint PCS Group
StudioCanal
TDC
Trigon Healthcare
Union Electrica Fenosa
Universal Health Services
USA Education
Ventiv Health
Versata
Vodafone Group
Waste Management


The New Economy Fund
Financial statements

Statement of assets and liabilities
at November 30, 2001                                                        (dollars in  thousands)

Assets:
 Investment securities at market
  (cost: $8,775,258)                                                                          $8,231,354
 Cash                                                                                                137
 Receivables for -
  Sales of investments                                                          $ 4,430
  Sales of fund's shares                                                          5,861
  Dividends and interest                                                          4,745           15,036
                                                                                               8,246,527

Liabilities:
 Payables for -
  Purchases of investments                                                        6,586
  Repurchases of fund's shares                                                   12,801
  Management services                                                             2,680
  Other expenses                                                                  5,439           27,506
Net assets at November 30, 2001                                                               $8,219,021

 Shares of beneficial interest issued and
  outstanding - unlimited shares authorized
 Class A shares:
  Net assets                                                                                  $8,086,428
  Shares outstanding                                                                         449,077,049
  Net asset value per share                                                                       $18.01
 Class B shares:
  Net assets                                                                                    $110,506
  Shares outstanding                                                                           6,225,979
  Net asset value per share                                                                       $17.75
 Class C shares:
  Net assets                                                                                     $15,187
  Shares outstanding                                                                             858,090
  Net asset value per share                                                                       $17.70
 Class F shares:
  Net assets                                                                                      $6,900
  Shares outstanding                                                                             383,786
  Net asset value per share                                                                       $17.98




Statement of operations
for the year ended November 30, 2001                                        (dollars in  thousands)
Investment income:
 Income:
  Dividends                                                                     $38,688
  Interest                                                                       41,028          $79,716

 Expenses:
  Management services fee                                                        37,809
  Distribution expenses - Class A                                                21,218
  Distribution expenses - Class B                                                 1,033
  Distribution expenses - Class C                                                    56
  Distribution expenses - Class F                                                     5
  Transfer agent fee - Class A                                                   13,223
  Transfer agent fee - Class B                                                      184
  Administrative services fees - Class C                                             25
  Administrative services fees - Class F                                              7
  Reports to shareholders                                                           549
  Registration statement and prospectus                                           1,019
  Postage, stationery and supplies                                                1,893
  Trustees' fees                                                                     77
  Auditing and legal fees                                                            70
  Custodian fee                                                                     911
  Taxes other than federal income tax                                               188
  Other expenses                                                                     61           78,328
 Net investment income                                                                             1,388

Realized loss and unrealized
 depreciation on investments:
 Net realized loss                                                                              (192,968)
 Net unrealized depreciation on
  investments                                                                                 (1,665,799)
   Net realized loss and unrealized depreciation
    on investments                                                                            (1,858,767)
Net decrease in net assets resulting
 from operations                                                                             ($1,857,379)






Statement of changes in net assets                                          (dollars in  thousands)

                                                                             Year ended       Year ended
                                                                           November 30,     November 30,
                                                                                    2001             2000
Operations:
 Net investment income                                                           $1,388          $49,021
 Net realized (loss) gain on investments                                       (192,968)       1,227,997
 Net unrealized depreciation on investments                                  (1,665,799)      (2,363,004)
  Net decrease in net assets
   resulting from operations                                                 (1,857,379)      (1,085,986)
Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                             -          (44,919)
 Distributions from net realized gain on investments:
  Class A                                                                    (1,229,556)      (1,020,304)
  Class B                                                                       (10,346)               -
   Total dividends and distributions                                         (1,239,902)      (1,065,223)

Capital share transactions:
 Proceeds from shares sold                                                    1,251,515        3,591,616
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           1,189,330        1,021,530
 Cost of shares repurchased                                                  (1,627,501)      (1,480,679)
  Net increase in net assets resulting
   from capital share transactions                                              813,344        3,132,467
Total (decrease) increase in net assets                                      (2,283,937)         981,258

Net assets:
 Beginning of year                                                           10,502,958        9,521,700
 End of year (including
  distributions in excess of
  net investment income: $(12,894) and $(12,422),
  respectively)                                                              $8,219,021      $10,502,958


See Notes to Financial Statements.

THE NEW ECONOMY FUND
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 2001, non-U.S. taxes paid were $2,655,000. Realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. In addition, the fund also provides for non-U.S. taxes on unrealized gain in these countries.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $1,126,000 for the year ended November 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of November 30, 2001, the cost of investment securities, for federal income tax reporting purposes was $8,788,621,000. Net unrealized depreciation on investments aggregated $557,267,000; $1,464,526,000 related to appreciated securities and $2,021,793,000 related to depreciated securities. The fund had available at November 30, 2001, a net capital loss carryforward totaling $187,454,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The fund has recognized, for tax purposes, net capital losses and losses relating to non-U.S. currency transactions totaling $47,470,000 and $182,000, respectively, which were realized during the period November 1, 2000 through November 30, 2000. In addition, the fund has deferred, for tax purposes, to fiscal year ending November 30, 2002, the recognition of net capital losses and losses relating to non-U.S. currency transactions totaling $58,826,000 and $199,000, respectively, which were realized during the period November 1, 2001 through November 30, 2001. Net losses related to non-U.S. currency transactions of $1,308,000 were treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $37,809,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.580% per annum of the first $500 million of daily net assets decreasing to 0.345% of such assets in excess of $27 billion. For the year ended November 30, 2001, the management services fee was equivalent to an annualized rate of 0.401% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended November 30, 2001, aggregate distribution expenses were $21,218,000, equivalent to an annualized rate of 0.23% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended November 30, 2001, aggregate distribution expenses were $1,033,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended November 30, 2001, aggregate distribution expenses were $56,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended November 30, 2001, aggregate distribution expenses were $5,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of November 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $3,885,000.

AFD received $3,301,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended November 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $13,407,000 was incurred during the year ended November 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of November 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,079,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended November 30, 2001, total fees under the agreement were $32,000. As of November 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $4,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of November 30, 2001, the cumulative amount of these liabilities was $344,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND TRUSTEES - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,699,366,000 and $3,481,259,000, respectively, during the year ended November 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended November 30, 2001, the custodian fee of $911,000 includes $32,000 that was paid by these credits rather than in cash.

As of November 30, 2001, net assets consisted of the following:

                                                                           (dollars in thousands)
Capital paid in on shares of beneficial interest                                          $9,023,130
Distributions in excess of net investment income                                             (12,894)
Accumulated net realized loss                                                               (247,269)
Net unrealized depreciation                                                                 (543,946)
Net assets                                                                                $8,219,021

Capital share transactions in the fund were as follows:

                                                                           Year ened        Year ened
                                                                        November 30,     November 30,
                                                                                 2001             2001
                                                                        Amount (000)           Shares
Class A Shares:
    Sold                                                                  $1,160,310       56,789,684
    Reinvestment of dividends and distributions                            1,179,153       51,899,359
    Repurchased                                                           (1,607,019)     (81,525,304)
      Net increase in Class A                                                732,444       27,163,739
Class B Shares: /1/
    Sold                                                                      59,153        2,921,139
    Reinvestment of dividends and distributions                               10,177          450,893
    Repurchased                                                              (11,816)        (611,429)
      Net increase in Class B                                                 57,514        2,760,603
Class C Shares: /2/
    Sold                                                                      21,833        1,192,507
    Repurchased                                                               (5,682)        (334,417)
      Net increase in Class C                                                 16,151          858,090
Class F Shares: /2/
    Sold                                                                      10,219          537,702
    Repurchased                                                               (2,984)        (153,916)
      Net increase in Class F                                                  7,235          383,786
Total net increase in fund                                                $  813,344       31,166,218




                                                                          Year ended       Year ended
                                                                        November 30,     November 30,
                                                                                 2000             2000
                                                                        Amount (000)           Shares
Class A Shares:
    Sold                                                                  $3,488,741      116,924,628
    Reinvestment of dividends and distributions                            1,021,530       37,212,820
    Repurchased                                                           (1,478,720)     (50,678,535)
      Net increase in Class A                                              3,031,551      103,458,913
Class B Shares: /1/
    Sold                                                                     102,875        3,535,668
    Reinvestment of dividends and distributions                                  -                -
    Repurchased                                                               (1,959)         (70,292)
      Net increase in Class B                                                100,916        3,465,376
Class C Shares: /2/
    Sold                                                                         -                -
    Repurchased                                                                  -                -
      Net increase in Class C                                                    -                -
Class F Shares: /2/
    Sold                                                                         -                -
    Repurchased                                                                  -                -
      Net increase in Class F                                                    -                -
Total net increase in fund                                                $3,132,467      106,924,289


/1/ Class B shares were not offered before
 March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.


Per-share data and ratios


                                                                               Class A         Class A
                                                                            Year Ended      Year Ended
                                                                          November 30,    November 30,
                                                                                   2001            2000
Net asset value, beginning of year                                              $24.69          $29.90

  Income from investment operations:
    Net investment income                                                      .01 /1/         .12 /1/

    Net (losses) gains on securities (both                                   (3.76)/1/       (2.01)/1/
     realized and unrealized)

    Total from investment operations                                             (3.75)          (1.89)

  Less distributions:
    Dividends (from net investment income)                                           -            (.14)

    Distributions (from capital gains)                                           (2.93)          (3.18)

    Total distributions                                                          (2.93)          (3.32)

Net asset value, end of year                                                    $18.01          $24.69

Total return /2/                                                               (17.67)%         (7.44)%

Ratios/supplemental data:

  Net assets, end of year (in millions)                                         $8,086         $10,418

  Ratio of expenses to average net assets                                          .82%            .81%

  Ratio of net income to average net assets                                        .02%            .42%



                                                                               Class A         Class A
                                                                            Year Ended      Year Ended
                                                                          November 30,    November 30,
                                                                                   1998            1997
Net asset value, beginning of year                                              $20.92          $18.50

  Income from investment operations:
    Net investment income                                                          .13             .12

    Net (losses) gains on securities (both                                        4.44            3.57
     realized and unrealized)

    Total from investment operations                                              4.57            3.69

  Less distributions:
    Dividends (from net investment income)                                        (.12)           (.14)

    Distributions (from capital gains)                                           (1.72)          (1.13)

    Total distributions                                                          (1.84)          (1.27)

Net asset value, end of year                                                    $23.65          $20.92

Total return /2/                                                                 23.73%          21.64%

Ratios/supplemental data:

  Net assets, end of year (in millions)                                         $6,039          $4,804

  Ratio of expenses to average net assets                                          .79%            .81%

  Ratio of net income to average net assets                                        .60%            .66%




                                                                               Class B         Class B
                                                                            Year ended      Year ended
                                                                                           March 15 to
                                                                          November 30,    November 30,
                                                                                  2001        2000 /3/
Net asset value, beginning of period                                            $24.56          $31.27

  Income from investment operations:
    Net investment loss /1/                                                       (.16)           (.06)

    Net losses on securities (both realized                                      (3.72)          (6.65)
     and unrealized) /1/

    Total from investment operations                                             (3.88)          (6.71)

  Less distributions:
    Distributions (from capital gains)                                           (2.93)              -

Net asset value, end of period                                                  $17.75          $24.56

Total return /2/                                                               (18.36)%        (21.46)%

Ratios/supplemental data:

  Net assets, end of period (in millions)                                         $111             $85

  Ratio of expenses to average net assets                                         1.63%       1.58%/4/

  Ratio of net loss to average net assets                                        (.81%)      (.29%)/4/




                                                                               Class C         Class F
                                                                            Year ended      Year ended
                                                                           March 15 to     March 15 to
                                                                          November 30,    November 30,
                                                                              2001 /3/        2001 /3/
Net asset value, beginning of period                                            $19.75          $19.92

  Income from investment operations:
    Net investment loss /1/                                                       (.16)           (.04)

    Net losses on securities (both realized                                      (1.89)          (1.90)
     and unrealized) /1/

    Total from investment operations                                             (2.05)          (1.94)

  Less distributions:
    Distributions (from capital gains)                                               -               -

Net asset value, end of period                                                  $17.70          $17.98

Total return /2/                                                               (10.38)%         (9.74)%

Ratios/supplemental data:

  Net assets, end of period (in millions)                                          $15              $7

  Ratio of expenses to average net assets                                     1.86%/4/        1.00%/4/

  Ratio of net loss to average net assets                                   (1.19%)/4/       (.34%)/4/


Supplemental Data - All Classes


                                                                            Year ended      Year ended
                                                                       November 30,    November 30,
                                                                                   2001            2000
Portfolio turnover rate                                                          40.53%          54.02%




Supplemental Data - All Classes


                                                                            Year ended      Year ended
                                                                       November 30,    November 30,
                                                                                   1998            1997
Portfolio turnover rate                                                          38.55%          31.62%


/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges,
  including contingent deferred sales charges.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year
  (unless otherwise noted).
/4/ Annualized.


Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "Fund"), including the investment portfolio, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000, through November 30, 2000 and the year ended November 30, 2001 for Class B shares, and the period March 15, 2001 through November 30, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through November 30, 2000 and the year ended November 30, 2001 for Class B shares, and the period March 15, 2001 through November 30, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
January 4, 2002


2001 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended November 30, 2001, the fund paid a long-term capital gain distribution of $1,238,696,000.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C AND CLASS F
Returns for periods ended December 31, 2001 (the most recent calendar quarter):

                                                                 ONE YEAR             LIFE OF CLASS

CLASS B SHARES

Reflecting applicable contingent deferred sales charge

(CDSC), maximum of 5%, payable only if shares are sold

within six years of purchase

Average annual compound return                                   -                    -22.79%/1/

Total return                                                     -22.07%              -37.17%/1/

Not reflecting CDSC

Average annual compound return                                   -                    -21.22%/1/

Total return                                                     -17.97%              -34.87%/1/

CLASS C SHARES

Reflecting CDSC, maximum of 1%, payable only if shares

are sold within one year of purchase

Average annual compound return                                   -                    -

Total return                                                     -                    -9.87%/2/

Not reflecting CDSC

Average annual compound return                                   -                    -

Total return                                                     -                    -8.96%/2/

CLASS F SHARES

Not reflecting annual asset-based fee charged by sponsoring firm

Average annual compound return                                   -                    -

Total return                                                     -                    -8.28%/2/


/1/From March 15, 2000, when Class B shares first became available.
/2/From March 15, 2001, when Class C and Class F shares first became available.



BOARD OF TRUSTEES

TIMOTHY D. ARMOUR
Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research and Management Company

JOSEPH C. BERENATO
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, Ducommun Incorporated

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

GORDON CRAWFORD
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

JOHN G. FREUND
Palo Alto, California
Founder and Managing Director, Skyline
Ventures; former Managing Director -
Alternative Asset Management Group,
Chancellor Capital Management

LEONADE D. JONES
Burlingame, California
Co-founder, VentureThink LLC and Versura Inc.;
former Treasurer, The Washington Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Media Group

NORMAN R. WELDON, PH.D.
Evergreen, Colorado
Managing Director, Partisan Management
Group Inc.; former Chairman of the Board,
Novoste Corporation

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University
E. GRAHAM HOLLOWAY, a member of the
Board since 1995, retired at the end
of 2001. The Trustees thank him for
his many contributions and dedicated
service to the fund and its shareholders.


OTHER OFFICERS

CLAUDIA P. HUNTINGTON
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ALWYN HEONG
New York, New York
Vice President of the fund
Senior Vice President,
Capital Research Company

ULRICH A. VOLK
London, England
Vice President of the fund
Vice President, Capital Research Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

DAVID A. PRITCHETT
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.81% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 1.04% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.18% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BDC/L/5454
Lit. No. NEF-011-0102

[logo - American Funds(sm)]

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

- A long-term, value-oriented approach
- An unparalleled global research effort
- A unique method of portfolio management
- Experienced investment professionals
- A commitment to low operating expenses

HERE ARE THE 29 AMERICAN FUNDS:

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(r)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- Money market funds
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)


THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust